Exhibit 10.1

September 26, 2014

EagleView Technology Corporation and the other

Acquired Companies

3700 Monte Villa Parkway, Suite 200

Bothell, Washington 98021

Fortis Advisors LLC

4225 Executive Square

Suite 1040

La Jolla, California 92037

Gentlemen:

Reference is hereby made to the Agreement and Plan of Merger dated as of January 14, 2014 by and among Verisk Analytics, Inc., Insurance Services Office, Inc., ISO Merger Sub I, Inc., EagleView Technology Corporation and Fortis Advisors, LLC, as the Stockholders’ Representative, as amended by letter amendment dated May 5, 2014 (as so amended, the “Merger Agreement”). Capitalized terms utilized herein and not otherwise defined shall have the meanings assigned to them in the Merger Agreement.

The parties to the Merger Agreement have agreed to further amend the terms, conditions, and provisions of the Merger Agreement as more fully set forth and described below. Therefore, the undersigned hereby agree that Merger Agreement is hereby amended as follows:

Section 6.1(d) of the Merger Agreement is hereby amended by deleting the text of Section 6.1(d) in its entirety and inserting the following in lieu thereof:

“(d) the waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, and there shall not be in effect any voluntary agreement between Parent, Buyer, Acquisition Corporation or the Company and the Federal Trade Commission pursuant to which such party has agreed not to consummate the Merger for any period of time; provided, that neither Parent, Buyer or Acquisition Corporation, on the one hand, nor the Company, on the other hand, shall enter into any such voluntary agreement without the written consent of the other party.”

Section 9.1(b) of the Merger Agreement is hereby amended by deleting the text of Section 9.1(b) in its entirety and inserting the following in lieu thereof:

“(b) by Buyer or the Company if the Merger shall not have been consummated by 11:59 p.m., Eastern Time, on December 31, 2014 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to a party whose failure to perform any material obligation required to be performed by such party in breach of this Agreement has been a cause of, or results in, the failure of the Merger to be consummated by the End Date;”

Section 12.8 of the Merger Agreement is hereby amended by deleting the last sentence of Section 12.8 in its entirety and inserting the following in lieu thereof:

“This Agreement may not be amended except by a written agreement executed by Buyer, the Company and Stockholders’ Representative.”

This letter amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

Kindly indicate your agreement to the foregoing by executing the enclosed counterpart of this letter in the space below provided for that purpose and returning it to the undersigned, whereupon the terms hereof shall be binding upon the parties hereto.

Very truly yours,

INSURANCE SERVICES OFFICE, INC.

By	/s/ Scott G. Stephenson
Name: Scott G. Stephenson
Title: President and Chief Executive Officer

AGREED:

EAGLEVIEW TECHNOLOGY CORPORATION

By	/s/ Christopher Barrow
Name: Christopher Barrow
Title: Chief Executive Officer

EAGLE VIEW TECHNOLOGIES, INC.

By	/s/ Christopher Barrow
Name: Christopher Barrow
Title: President

PICTOMETRY INTERNATIONAL CORP.

By	/s/ Christopher Barrow
Name: Christopher Barrow
Title: President

PICTOMETRY CANADA CORP.

By	/s/ Richard Jacobs
Name: Richard Jacobs
Title: President

PICTOMETRY INTERNATIONAL (EMEA) LIMITED

By	/s/ Linda Salpini
Name: Linda Salpini
Title: Secretary

FORTIS ADVISORS, LLC acting solely in its capacity as Stockholders’ Representative

By	/s/ Ryan Simkin
Name: Ryan Simkin
Title: Managing Director

cc:	DLA Piper LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, Washington 98104

Attention: Michael Hutchings, Esq.

McCarter & English, LLP

Four Gateway Center

100 Mulberry Street

Newark, New Jersey 07102

Attention: Lisa Heeb, Esq.